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BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
SERIES 1998-2, INVESTOR NUMBER 19982002

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MONTHLY SERVICING SUMMARY                                    PERIOD ENDING:          10/31/98
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Pass Through
                                                                                       Rate            Balance         Pool Factor
                                                                                   ------------   ---------------    --------------
Determination Date:                        11/05/98         BOP  Scheduled Pool                   $662,125,824.91       96.5222453%
Remittance Date:                           11/10/98         EOP  Scheduled Pool                    655,556,367.20       95.5645741%
Prior Period WAC                             10.18%       Class A-1 Certificate         5.8900%     17,373,749.36       36.3467560%
Current Period WAC                           10.18%       Class A-2 Certificate         6.0400%     79,000,000.00      100.0000000%
                                                          Class A-3 Certificate         6.0400%     64,000,000.00      100.0000000%
                                                          Class A-4 Certificate         6.1100%     78,000,000.00      100.0000000%
                                                          Class A-5 Certificate         6.2000%     44,000,000.00      100.0000000%
                                                          Class A-6 Certificate         6.2400%     69,000,000.00      100.0000000%
                                                          Class A-7 Certificate         6.5500%    180,705,000.00      100.0000000%
                                                          Class M   Certificate         6.8300%     51,449,000.00      100.0000000%
                                                          Class B-1 Certificate         7.9300%     41,159,000.00      100.0000000%
                                                          Class B-2 Certificate         7.6000%     30,869,617.84      100.0000000%

I.    RECAP OF POOL:                                               LOAN
                                                                   COUNT            CLASS A-1         CLASS A-2        CLASS A-3
                                                                   ------        ---------------   --------------    --------------
      Beginning Certificate Balance                                25,062        $23,943,207.07    $79,000,000.00    $64,000,000.00
      Scheduled Principal Reduction                                               (1,623,020.39)             0.00              0.00
      Partial Principal Prepayments                                                 (365,154.64)             0.00              0.00
      Principal Prepayments In Full                                  (152)        (3,277,955.93)             0.00              0.00
      Contract Liquidations                                           (57)        (1,303,326.75)             0.00              0.00
      Contract Repurchases                                              0                  0.00              0.00              0.00
      Previously Undistributed Shortfalls                                                  0.00              0.00              0.00
                                                                   ------        --------------    --------------    --------------
      Remaining Certificate Balance                                24,853        $17,373,749.36    $79,000,000.00    $64,000,000.00
                                                                   ------        --------------    --------------    --------------
                                                                   ------        --------------    --------------    --------------

                                                                 CLASS A-4          CLASS A-5         CLASS A-6        CLASS A-7
                                                              --------------     --------------    --------------   ---------------
      Beginning Certificate Balance                           $78,000,000.00     $44,000,000.00    $69,000,000.00   $180,705,000.00
      Scheduled Principal Reduction                                     0.00               0.00              0.00              0.00
      Partial Principal Prepayments                                     0.00               0.00              0.00              0.00
      Principal Prepayments In Full                                     0.00               0.00              0.00              0.00
      Contract Liquidations                                             0.00               0.00              0.00              0.00
      Contract Repurchases                                              0.00               0.00              0.00              0.00
      Previously Undistributed Shortfalls                               0.00               0.00              0.00              0.00
                                                              --------------     --------------    --------------   ---------------
      Remaining Certificate Balance                           $78,000,000.00     $44,000,000.00    $69,000,000.00   $180,705,000.00
                                                              --------------     --------------    --------------   ---------------
                                                              --------------     --------------    --------------   ---------------

                                                                                     CLASS M          CLASS B-1        CLASS B-2
                                                                                 --------------    --------------    --------------
      Beginning Certificate Balance                                              $51,449,000.00    $41,159,000.00    $30,869,617.84
      Scheduled Principal Reduction                                                        0.00              0.00              0.00
      Partial Principal Prepayments                                                        0.00              0.00              0.00
      Principal Prepayments In Full                                                        0.00              0.00              0.00
      Contract Liquidations                                                                0.00              0.00              0.00
      Contract Repurchases                                                                 0.00              0.00              0.00
      Previously Undistributed Shortfalls                                                  0.00              0.00              0.00
                                                                                 --------------    --------------    --------------
      Remaining Certificate Balance                                              $51,449,000.00    $41,159,000.00    $30,869,617.84
                                                                                 --------------    --------------    --------------
                                                                                 --------------    --------------    --------------

II.   DISTRIBUTIONS:
                                                                                    CLASS A-1         CLASS A-2         CLASS A-3
                                                                                 --------------    --------------    --------------
      Principal Distribution Amount                                               $6,569,457.71             $0.00             $0.00
      Scheduled Interest Distribution Amount                                         117,521.24        397,633.33        322,133.33
      Unpaid Interest Shortfall Current Period                                             0.00              0.00              0.00
      Previously Undistributed Interest Shortfalls                                         0.00              0.00              0.00
                                                                                 --------------    --------------    --------------
      Total Distribution                                                          $6,686,978.95       $397,633.33       $322,133.33
                                                                                 --------------    --------------    --------------
                                                                                 --------------    --------------    --------------
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
                                                              CLASS A-4             CLASS A-5         CLASS A-6         CLASS A-7
                                                            --------------       --------------    --------------    --------------
      Principal Distribution Amount                                  $0.00                $0.00             $0.00             $0.00
      Scheduled Interest Distribution Amount                    397,150.00           227,333.33        358,800.00        986,348.13
      Unpaid Interest Shortfall Current Period                        0.00                 0.00              0.00              0.00
      Previously Undistributed Interest Shortfalls                    0.00                 0.00              0.00              0.00
                                                            --------------       --------------    --------------    --------------
      Total Distribution                                       $397,150.00          $227,333.33       $358,800.00       $986,348.13
                                                            --------------       --------------    --------------    --------------
                                                            --------------       --------------    --------------    --------------

                                                                                     CLASS M          CLASS B-1         CLASS B-2
                                                                                 --------------    --------------    --------------
      Principal Distribution Amount                                                       $0.00             $0.00             $0.00
      Scheduled Interest Distribution Amount                                         292,830.56        271,992.39        195,507.58
      Unpaid Interest Shortfall Current Period                                             0.00              0.00              0.00
      Previously Undistributed Interest Shortfalls                                         0.00              0.00              0.00
                                                                                 --------------    --------------    --------------
      Total Distribution                                                            $292,830.56       $271,992.39       $195,507.58
                                                                                 --------------    --------------    --------------
                                                                                 --------------    --------------    --------------

      AVAILABLE DISTRIBUTION AMOUNT:                                                                11,010,265.22
                                                                                                   --------------
                                                                                                   --------------


III.  MONTHLY ADVANCE
                                                                Monthly Advance Amount                      $0.00
                                                           Outstanding Amount Advanced                      $0.00


IV.   RESIDUAL INTEREST DISTRIBUTION AMOUNT                                                           $873,557.62
                                                                                                    -------------
                                                                                                    -------------


V.    SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):                                                    $7,240,054.47
                                                                                   Gross Int....    (5,617,034.08)
                                                                                                    -------------
                                                                                   Principal....     1,623,020.39
                                                                                                    -------------
                                                                                                    -------------


VI.   SERVICING FEE:                                                                                  $551,771.52
                                                                                                    -------------
                                                                                                    -------------


VII.  DELINQUENCY INFORMATION:
                                                             Days Delinquent          Number       Actual Balance
                                                             ---------------          ------       --------------
                                                                 31 - 59                336         $8,573,586.64
                                                                 60 - 89                 84          2,178,827.22
                                                               90 or more                58          1,498,293.77
                                                             ----------------           ---        --------------
                                                             Total Delinquent           478        $12,250,707.63
                                                                                        ---        --------------
                                                                                        ---        --------------


VIII. REPOSSESSION INFORMATION:                                                       Number       Actual Balance
                                                                                      ------       --------------
                                                            BOP Repossessions            85         $2,620,244.75
                                                Plus Repossessions this Month            82          2,023,659.78
                                                            Less Liquidations           (57)       ($1,330,307.44)
                                                                                        ---        --------------
                                                            EOP Repossessions           110         $3,313,597.09
                                                                                        ---        --------------
                                                                                        ---        --------------
IX.   REPURCHASES:
                                                                                      Number       Actual Balance
                                                                                      ------       --------------
                                            Contracts Repurchased or Replaced             0                 $0.00
                                                Eligible Substitute Contracts             0                 $0.00
                                                                                         --                 -----
                                                  Difference Paid by Servicer             0                 $0.00
                                                                                         --                 -----
                                                                                         --                 -----


X.    RESERVE ACCOUNT SUMMARY:
                                               Reserve Account Deposit Amount                               $0.00
                                                  Reserve Account Draw Amount                               $0.00
                                                      Distribution to Class R                          $30,093.88
                                          Certificateholder Ending Balance at       31-Oct-98       $6,889,919.88


XI.   DELINQUENCY RATIOS
                                                             Average 30-Day Delinquency Ratio                1.18%
                                                             Average 60-Day Delinquency Ratio                0.50%
                                                               Cumulative Realized Loss Ratio                0.25%
                                                                  Current Realized Loss Ratio                0.17%


XII.  LIQUIDATION LOSSES:
                                             Previous Period Aggregate Net Liquidation Losses:      $1,009,972.05
                                              Current Period Aggregate Net Liquidation Losses:      $1,721,676.87
                                                            Current Period Liquidation Losses:        $711,704.82

XIV.  CERTIFICATE ACCOUNT INTEREST:                                                                    $45,622.36

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